SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2003

ACTIVE POWER, INC.

(Exact Name of Registrant as Specified in Its Charter)

000-30939

(Commission File Number)

Delaware	74-2961657
(State of Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

2128 W. Braker Lane, BK12, Austin, Texas	78758
(Address of Principal Executive Offices)	(Zip Code)

(512) 836-6464

(Registrant’s Telephone Number, Including Area Code)

11525 Stonehollow Dr., Suite 110, Austin, Texas 78758

(Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibit 99 Press Release of Active Power, Inc. dated April 24, 2003

Item 9.	Regulation FD Disclosure (Information Furnished Pursuant to “Item 12. Results of Operations and Financial Condition”)

On April 24, 2003, Active Power, Inc. issued a press release describing its results of operations for its fiscal quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99 to this current report.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACTIVE POWER, INC.

Dated: April 24, 2003	By:	/s/ Joseph F. Pinkerton, III
Joseph F. Pinkerton, III Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release of Active Power, Inc. dated April 24, 2003